UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2007

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-7310	Michigan Consolidated Gas Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478040
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Form of Amendment No. 1 to Five-Year Credit Agreement
Form of Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement

Item 1.01.     Entry into a Material Definitive Agreement.
     On January 10, 2007, Michigan Consolidated Gas Company (“MichCon”) amended its $181,250,000 five-year unsecured revolving credit agreement dated as of October 17, 2005, by and among MichCon, the lenders party thereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, and Barclays Bank PLC (“Barclays”) and Citibank, N.A. (“Citibank”) as Co-Syndication Agents (“Five-Year Credit Agreement”), and simultaneously amended its $243,750,000 five-year unsecured revolving credit agreement dated as of October 17, 2005, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays and Citibank, as Co-Syndication Agents (“Second Amended and Restated Five-Year Credit Agreement”) (collectively the “Amendments”). The Amendments clarify certain aspects of the calculation of MichCon’s debt-to-capitalization ratio and provide for the exclusion of the non-cash effects of implementation of FASB Statement of Financial Accounting Standards No. 158 and of certain short-term debt of MichCon from such calculation.
     Forms of the Amendments to the Five-Year Credit Agreement and the Second Amended and Restated Five-Year Credit Agreement are filed as exhibits 10.1 and 10.2 to this Current Report, respectively.
Item 9.01.     Financial Statements and Exhibits.
(d)	Exhibits
10.1	Form of Amendment No. 1 to Five-Year Credit Agreement, dated as of January 10, 2007, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays and Citibank as Co-Syndication Agents.

10.2	Form of Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement, dated as of January 10, 2007, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays and Citibank as Co-Syndication Agents.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007	DTE ENERGY COMPANY (Registrant)
/s/ David R. Murphy
David R. Murphy
Assistant Treasurer

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)
/s/ David R. Murphy
David R. Murphy
Assistant Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Amendment No. 1 to Five-Year Credit Agreement, dated as of January 10, 2007, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays and Citibank as Co-Syndication Agents.

10.2	Form of Amendment No. 1 to Second Amended and Restated Five-Year Credit Agreement, dated as of January 10, 2007, by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays and Citibank as Co-Syndication Agents.